UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 11, 2007

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Material Definitive Agreement

On June 11, 2007, Owens-Illinois, Inc. announced that the Company concluded the strategic review process of its plastics portfolio and has entered into a definitive agreement with Rexam PLC to sell its plastics packaging business. The foregoing description of the agreement is not intended to be a complete description of the agreement and is qualified in its entirety by reference to such agreement, attached as Exhibit 99.2 hereto, which is hereby incorporated by reference. A copy of Owens-Illinois, Inc.’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                                                                  Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 11, 2007

99.2	Stock Purchase Agreement among Rexam PLC, Rexam Inc., Owens-Illinois Group, Inc. and Owens-Illinois, Inc. dated as of June 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: June 15, 2007	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 11, 2007

99.2	Stock Purchase Agreement among Rexam PLC, Rexam Inc., Owens-Illinois Group, Inc. and Owens-Illinois, Inc. dated as of June 11, 2007